Draft Copy
                                                                February 6, 2001

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              Eastcliff Funds, Inc.
                (Name of Registrant as Specified in its Charter)
           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

Notice of Special Meeting of Shareholders
Of Eastcliff Funds, Inc.
To be Held March 15, 2001

To Shareholders of Eastcliff Funds, Inc.:

     We invite you to attend a special meeting of shareholders of Eastcliff Funds, Inc., on Thursday, March 15, 2001, at 10:00 a.m. (Central Standard Time), at the offices of Resource Capital Advisers, Inc. at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402. As we describe in the accompanying proxy statement, the shareholders will vote on the following proposals:

     1. With respect to the shareholders of the Eastcliff Total Return Fund, a proposal to approve the new sub-advisory agreement for the Fund (Proposal 1) and a proposal to approve the new investment advisory agreement for the Fund (Proposal 2(a));

     2. With respect to the shareholders of the Eastcliff Growth Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 2(b));

     3. With respect to the shareholders of the Eastcliff Regional Small Capitalization Value Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 2(c));

     4. With respect to the shareholders of the Eastcliff Contrarian Value Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 2(d));

     5. With respect to the shareholders of the Eastcliff Emerging Growth Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 2(e));

     6. With respect to the shareholders of all Eastcliff Funds, a proposal to elect four directors to our Board of Directors (Proposal 3);

     7. With respect to the shareholders of all Eastcliff Funds, a proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors (Proposal 4); and

     8. With respect to the shareholders of all Eastcliff Funds, such other business as may properly come before the special meeting.

     We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

     We look forward to seeing you at the special meeting.

                                                 EASTCLIFF FUNDS, INC.


                                                 John A. Clymer
                                                 Secretary

Minneapolis, Minnesota
_____________ ____, 2001

                           FREQUENTLY ASKED QUESTIONS


Q:   Why have I received this proxy statement?

     Our Board of Directors has sent you this proxy statement, starting around _____________ ____, 2001 to ask for your vote as a shareholder of the Eastcliff Funds, Inc.

Q:   What am I voting on?

     You will vote on one or more of the following proposals depending on whether you owned shares of a Fund permitted to vote on the proposal on the record date of the special meeting:

      Proposal No.                             Description

          1 Approval of the new sub-advisory agreement for Eastcliff Total Return Fund

          2(a) Approval of the new investment advisory agreement for Eastcliff Total Return Fund

          2(b) Approval of the new investment advisory agreement for Eastcliff Growth Fund

          2(c) Approval of the new investment advisory agreement for Eastcliff Regional Small Capitalization Value Fund

          2(d) Approval of the new investment advisory agreement for Eastcliff Contrarian Value Fund

          2(e) Approval of the new investment advisory agreement for Eastcliff Emerging Growth Fund

          3 Election of four directors to the Board of Directors of Eastcliff Funds, Inc.

          4                   Ratification of the selection of
                              PricewaterhouseCoopers LLP as independent auditors for each of the Eastcliff Funds

     Our Board of Directors is not aware of any other matter which will be presented to you at the special meeting.

Q:   Who is entitled to vote?

     If you owned shares of a Fund as of the close of business on the record date, February 8, 2001, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares. The table below sets forth the proposals for which shareholders of each Fund may vote:

            Eastcliff                   Eastcliff                     Eastcliff
              Total      Eastcliff    Regional Small    Eastcliff     Emerging
Proposal     Return       Growth      Capitalization    Contrarian     Growth
  No.         Fund         Fund         Value Fund      Value Fund      Fund
--------    ---------    ---------    --------------    ----------    ---------

  1            Yes          No             No               No            No
  2(a)         Yes          No             No               No            No
  2(b)         No           Yes            No               No            No
  2(c)         No           No             Yes              No            No
  2(d)         No           No             No               Yes           No
  2(e)         No           No             No               No            Yes
  3            Yes          Yes            Yes              Yes           Yes
  4            Yes          Yes            Yes              Yes           Yes

Q:   Do I need to attend the special meeting in order to vote?

     No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We may elect to use the services of an outside proxy solicitor. Resource Capital Advisers, Inc. will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material, and the cost of using the services of any such outside proxy solicitor.

Q:   How many shares of each Fund's stock are entitled to vote?

     As of the record date, the number of shares of each Fund that were entitled to vote at the special meeting was as follows:

                        Fund                                        Shares

     Eastcliff Total Return Fund                                     _____
     Eastcliff Growth Fund                                           _____
     Eastcliff Regional Small Capitalization Value Fund              _____
     Eastcliff Contrarian Value Fund                                 _____
     Eastcliff Emerging Growth Fund                                  _____

Q:   What happens if the special meeting is adjourned?

     The special meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to Proposals 1 to 2(e), a quorum is determined with respect to each Fund. This means that one Fund might lawfully conduct business at the special meeting while another Fund might not. For each Fund, a majority of the votes of the shares of that Fund entitled to be cast represent a quorum. With respect to Proposals 3 and 4, a quorum is determined with respect to all of the shareholders of the Eastcliff Funds combined, so that a majority of the votes of all of the shares of the Eastcliff Funds entitled to be cast represent a quorum.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     E. Thomas Welch and John A. Clymer, as proxies, will vote your shares to approve the new sub-advisory agreement, to approve the new investment advisory agreement, to elect four nominees to our Board of Directors and to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     Management Information Services Corp, Norwell, Massachusetts, will count the votes and act as inspector of elections.

Q:   How can I obtain a copy of the annual report?

     You may request a copy of our latest annual report and semi-annual report succeeding the annual report by writing to our principal executive office at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota, 55402, Attention: Corporate Secretary, or by calling 1-800-595-5519. We will furnish these copies free of charge.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     As of the record date, set forth below are the names and addresses of all persons known to Eastcliff Funds, Inc. that beneficially own 5% or more of any Fund's outstanding shares and the shares beneficially owned by all officers and directors of Eastcliff Funds, Inc. as a group.

                           Eastcliff Total Return Fund

      Name and Address of                      Amount of             Percentage
       Beneficial Owner                  Beneficial Ownership        Ownership

Resource Trust Company                       __________*              _____%
1400 Peavey Building
730 Second Avenue South
Minneapolis, MN  55402

Officers and Directors as a Group            __________               ______**
 (11 persons)

----------
* Resource Trust Company beneficially owns these shares in various fiduciary capacities and will vote the shares only at the direction of the respective beneficiaries.

**   Less than 1%

                              Eastcliff Growth Fund

      Name and Address of                      Amount of             Percentage
       Beneficial Owner                  Beneficial Ownership        Ownership

Resource Trust Company                       __________*              _____%
1400 Peavey Building
730 Second Avenue South
Minneapolis, MN  55402

Rochester Area Foundation                    __________               _____%
P.O. Box 64010
St. Paul, MN  55164

Peter R. Kitchak                             __________               _____%
135 West Point Road
Excelsior, MN  55331

Minnesota Masonic Home                       __________               _____%
11501 Masonic Home Drive
Bloomington, MN  55437

Officers and Directors as a Group            __________               ______**
 (11 persons)

----------
* Resource Trust Company beneficially owns these shares in various fiduciary capacities and will vote the shares only at the direction of the respective beneficiaries.

**       Less than 1%

               Eastcliff Regional Small Capitalization Value Fund

      Name and Address of                      Amount of             Percentage
       Beneficial Owner                  Beneficial Ownership        Ownership

Resource Trust Company                       __________*              _____%
1400 Peavey Building
730 Second Avenue South
Minneapolis, MN  55402

U.S. Bank, N.A.                              __________               _____%
180 East 5th Street
St. Paul, MN  55164

Wells Fargo Bank MN, NA                      __________               _____%
P.O. Box 1533
Minneapolis, MN  55480

Officers and Directors as a Group            __________               ______**
 (11 persons)

----------
* Resource Trust Company beneficially owns these shares in various fiduciary capacities and will vote the shares only at the direction of the respective beneficiaries.

**   Less than 1%

                         Eastcliff Contrarian Value Fund

      Name and Address of                      Amount of             Percentage
       Beneficial Owner                  Beneficial Ownership        Ownership

Resource Trust Company                       __________*              _____%
1400 Peavey Building
730 Second Avenue South
Minneapolis, MN  55402

Conley Brooks, Jr.                           __________               _____%
c/o Hollybrook & Co. and
 Allbrook & Co.
1400 Peavey Building
730 Second Avenue South
Minneapolis, MN  55402

Officers and Directors as a Group            __________               _______
 (11 persons)

----------
* Resource Trust Company beneficially owns these shares in various fiduciary capacities and will vote the shares only at the direction of the respective beneficiaries.

                         Eastcliff Emerging Growth Fund

      Name and Address of                      Amount of             Percentage
       Beneficial Owner                  Beneficial Ownership        Ownership

Gail M. Knappenberger &                      __________                _____%
Sharyn W. Knappenberger
601 Carlson Parkway
Suite 950
Minnetonka, MN  55305

Lincoln Community Foundation                 __________                _____%
P.O. Box 82408
Lincoln, NE  68501

Officers and Directors as a Group            __________                _____%
 (11 persons)

                                 PROPOSAL NO. 1

     General. Resource Capital Advisers, Inc., a Minnesota corporation with its principal executive office at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402 (the "Adviser") serves as the investment adviser to the Eastcliff Total Return Fund. As such it provides investment advisory and administrative services to the Fund. The specific investments for the Fund are made by Palm Beach Investment Advisers, LLC , a Delaware limited liability company (the "Portfolio Manager") which serves as the portfolio manager to the Fund. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, and evaluates the Portfolio Manager's performance.

     In connection with the services provided by the Portfolio Manager, Eastcliff Funds, Inc., a Wisconsin corporation, entered into a sub-advisory agreement with the Adviser and PBIA. The Portfolio Manager subsequently assumed the rights and obligations of PBIA under the sub-advisory agreement. This sub-advisory agreement was entered into on June 30, 1995, and was last submitted to a vote of the shareholders of the Fund on June 29, 1995.

     The Adviser owns 100% of the outstanding capital stock of Palm Beach Investment Advisers, Inc., a Florida corporation ("PBIA"). Prior to October 31, 2000 PBIA owned 100% of the outstanding member interests of the Portfolio Manager. Pursuant to that certain Capital Interest Purchase Agreement, dated October 31, 2000, by and among AAM Palm Beach, LLC, an Illinois limited liability company ("AAM"), PBIA, the Portfolio Manager and the Adviser, AAM purchased from PBIA 100% of the outstanding capital interests of the Portfolio Manager.

     This transaction effected a termination of the then existing sub-advisory agreement, as of the close of business on October 31, 2000. Thus, pursuant to Rule 15a-4 of the Investment Company Act of 1940, our Board of Directors approved an interim sub-advisory agreement among Eastcliff Funds, Inc., the Adviser and the Portfolio Manager for the Eastcliff Total Return Fund effective as of November 1, 2000. The interim sub-advisory agreement will remain in effect until shareholder approval can be obtained on a new sub-advisory agreement, but not later than March 30, 2001. The interim sub-advisory agreement is substantially the same as the former sub-advisory agreement. It differs from the former sub-advisory agreement in two principal respects. First, it will terminate no later than March 30, 2001 and cannot be continued beyond that date, and, second, all consideration payable to the Portfolio Manager under the interim sub-advisory agreement is held in an interest-bearing account with the custodian for the Eastcliff Total Return Fund pending approval by the shareholders of the Eastcliff Total Return Fund of a new sub-advisory agreement. If a new sub-advisory agreement is not approved by a vote of a majority of the outstanding voting securities of the Eastcliff Total Return Fund by March 30, 2001, the Portfolio Manager will be paid out of the escrow account, the lesser of (i) any costs it incurred in performing services pursuant to the interim sub-advisory agreement (plus interest earned on the amount while in escrow), or
(ii) the total amount in the escrow account (plus interest earned).

     Our Board of Directors also approved a new sub-advisory agreement among Eastcliff Funds, Inc., the Adviser and the Portfolio Manager. This new sub-advisory agreement is being submitted to the shareholders of the Eastcliff Total Return Fund at the special meeting. If the shareholders of the Eastcliff Total Return Fund approve the new sub-advisory agreement, it will become effective upon their approval.

     Discussion. The new sub-advisory agreement contains substantially the same terms and conditions as the former sub-advisory agreement.

     Pursuant to the new sub-advisory agreement, the Portfolio Manager makes specific portfolio investments in accordance with the Fund's investment objective, restrictions and policies and overall investment approach and strategies provided by the Adviser. The Portfolio Manager's activities are subject to general supervision by the Adviser and our Board of Directors. Although the Adviser and our Board of Directors do not evaluate the investment merits of the Portfolio Manager's specific securities selections, they do review the overall performance of the Portfolio Manager.

     The Portfolio Manager is employed, and may be terminated, by the Adviser subject to prior approval by our Board of Directors. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the Eastcliff Total Return Fund. Eastcliff Funds, Inc., however, may request an order of the Securities and Exchange Commission exempting the Fund from the requirement under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that Eastcliff Funds, Inc. will request such an order, or, if requested, that such an order will be granted with respect to the Fund. Selection and retention criteria for the Portfolio Manager include: (i) its historical performance record; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the Portfolio Manager to apply its approach consistently.

     As investment adviser for the Eastcliff Total Return Fund, the Adviser receives an annual investment advisory fee equal to 1.00% of the Eastcliff Total Return Fund's average daily net assets (0.75% with respect to average daily net assets in excess of $30 million). The Adviser has voluntarily agreed to reimburse the Eastcliff Total Return Fund for expenses in excess of 1.3% of the Fund's average daily net assets. During the fiscal year ended June 30, 2000, the Eastcliff Total Return Fund paid the Adviser advisory fees of $246,156.

     The Adviser (not the Eastcliff Total Return Fund) pays the Portfolio Manager an annual sub-advisory fee equal to 0.40% of the average daily net assets of the Eastcliff Total Return Fund (0.30% with respect to average daily net assets in excess of $30 million). During the fiscal year ended June 30, 2000, the Adviser paid the Portfolio Manager sub-advisory fees of $99,162.

     The new sub-advisory agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by our Board of Directors and (ii) by the vote of a majority of the directors of Eastcliff Funds, Inc. who are not parties to the sub-advisory agreement or interested persons of the Adviser or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. The new sub-advisory agreement provides that it may be terminated by any party upon giving written notice 30 days in advance to the other parties and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940, transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

     The new sub-advisory agreement provides that the Portfolio Manager will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new sub-advisory agreement provides that the Portfolio Manager and its respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Section 15(f) of the Investment Company Act of 1940. Section 15(f) of the Investment Company Act of 1940 provides that an investment adviser to a registered investment company

(including a sub-adviser like the Portfolio Manager), and the affiliates of such adviser (such as PBIA), may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the Investment Company Act of 1940) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), the Adviser and AAM intend not to take or recommend any action that would cause more than 25% of our Board of Directors to be interested persons of the Portfolio Manager during the requisite period. Consistent with this condition of Section 15(f), E. Thomas Welch, Chief Operating Officer of the Adviser, resigned as a director of Eastcliff Funds, Inc.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the Investment Company Act of 1940 to include any arrangement during the two-year period after any such transaction occurs whereby an investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     The Adviser and AAM intend not to take or recommend any action that would constitute an unfair burden on the Eastcliff Total Return Fund within the meaning of Section 15(f). In this regard, the Adviser intends to maintain the maximum 1.3% expense ratio described above (as more fully disclosed in the current prospectus of the Eastcliff Total Return Fund) for a period of two years from October 31, 2000, consistent with and subject to the existing conditions of any voluntary fee waivers.

     Description of the Portfolio Manager. The Portfolio Manager is a Delaware limited liability company that is wholly-owned by AAM, with its principal place of business at 249 Royal Palm Way, Suite 400, Palm Beach, Florida 33480. The Chief Executive Officer of the Portfolio Manager is Andrew M. Jarmel, 249 Royal Palm Way, Suite 400, Palm Beach, Florida 33480. The Portfolio Manager has a management committee that consists of Mr. Jarmel and Barry G. Hoyt, who acts as Chief Investment Officer of Asset Allocation & Management Company, L.L.C., 30 N. LaSalle Street, #3600, Chicago, IL 60602. The principal place of business of AAM is 30 North LaSalle Street, #3600, Chicago, IL 60602. AAM is controlled by Messrs. Jarmel and Hoyt and Mr. Peter Mavrogenes, Senior Investment Officer of Asset Allocation & Management Company, L.L.C.

     Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Eastcliff Total Return Fund is required for the approval of Proposal No. 1. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the Eastcliff Total Return Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Eastcliff Total Return Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal. If the shareholders of the Eastcliff Total Return Fund do not approve the new sub-advisory agreement, the existing interim sub-advisory agreement will terminate on March 30, 2001, and Eastcliff Funds, Inc. will consider such alternative actions as are in the best interest of the Eastcliff Total Return Fund.

     Recommendation. Our Board of Directors has unanimously approved the new sub-advisory agreement. In doing so it considered the following factors, among others:

     o The new sub-advisory agreement is substantially identical to the former sub-advisory agreement.

     o Representations from the Adviser, AAM and the Portfolio Manager that consummation of the Capital Interest Purchase Agreement will not result in any immediate change in the structure or operations of the Eastcliff Total Return Fund and will not have any immediate material impact on the Eastcliff Total Return Fund.

     o The Adviser intends to maintain the maximum 1.3% expense ratio for a period of two years from October 31, 2000.

     o Representations from AAM and the Portfolio Manager that they are committed to the continuance, without interruption, of the advisory services to the Eastcliff Total Return Fund of the type and quality provided by the Portfolio Manager prior to the change in ownership.

Accordingly, our Board of Directors recommends a vote "for" Proposal No. 1.

                            PROPOSAL NOS. 2(a) - 2(e)

     General. Resource Companies, Inc., the ultimate parent company of the Adviser has entered into an Amended and Restated Agreement and Plan of Merger, dated December 20, 2000 (the "Merger Agreement"), by and among Resource Companies, Inc., The Charles Schwab Corporation, a Delaware corporation ("Schwab"), Rover Merger Corporation, a wholly-owned subsidiary of Schwab, and U.S. Trust Corporation, a wholly-owned subsidiary of Schwab ("U.S. Trust"), pursuant to which Resource Companies, Inc. will merge with and into U.S. Trust, with U.S. Trust as the surviving corporation (the "Merger"). The Merger is being treated, for purposes of the Investment Company Act of 1940, as a change in control of the Adviser. The Investment Company Act of 1940 provides that such a change in control constitutes an "assignment" of each existing investment advisory agreement under which the Adviser provides consulting, investment and administrative services to each of the Eastcliff Funds. The Investment Company Act of 1940 further provides that such an "assignment" results in the automatic termination of each of the existing investment advisory agreements between Eastcliff Funds, Inc. and the Adviser, at the time of the Merger. Accordingly, our Board of Directors on February 7, 2000 approved a new investment advisory agreement with the Adviser, substantially in the form attached hereto as Annex A, for the Eastcliff Total Return Fund, Eastcliff Growth Fund, Eastcliff Regional Small Capitalization Value Fund, Eastcliff Contrarian Value Fund and Eastcliff Emerging Growth

Fund, with the new investment advisory agreement to take effect at the time of the Merger.

     The Merger is subject to the approval of the shareholders of Resource Companies, Inc. The Merger also requires approval by various government regulatory agencies. These various regulatory agencies may require that the parties modify the terms of the Merger Agreement. However any such modifications after the special meeting will not affect the vote for the approval of the new investment advisory agreement by the shareholders of any Fund unless the entity ultimately controlling the Adviser after the Merger is an entity other than Schwab. In addition, consummation of the Merger is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. Thus, there is no assurance that the Merger will in fact be consummated. In the event the Merger is not consummated, the existing investment advisory agreements will continue in effect. It is not a condition to the Merger that the shareholders of any of the Eastcliff Funds approve the new investment advisory agreement.

     Following the Merger, it is expected that Resource Trust Company, the immediate parent company of the Adviser, will merge with and into another wholly-owned subsidiary of U.S. Trust, U.S. Trust Company, a Connecticut bank ("U.S. Trust Connecticut"). As a result, U.S. Trust Connecticut will become the immediate parent company of the Adviser. Approval of the new investment advisory agreement by the shareholders of any Fund will not be affected by the subsequent merger of Resource Trust Company into U.S. Trust Connecticut, and no further approval of shareholders of any Fund approving the new investment advisory agreement will be required.

     If the shareholders of a Fund approve the new investment advisory agreement, it will become effective with respect to such Fund at the time of the Merger. It is currently contemplated that the Merger will be completed by the end of March 2001.

     Description of the Adviser and U.S. Trust. The Adviser is a wholly-owned subsidiary of Resource Trust Company. Resource Trust Company is a wholly-owned subsidiary of Resource Companies, Inc. The Adviser's executive officers include
E. Thomas Welch (Vice President of Eastcliff Funds, Inc.): Chief Operating Officer of the Adviser; John A. Clymer (Vice President, Secretary and Treasurer of Eastcliff Funds, Inc.): President, Compliance Officer and Chief Investment Officer of the Adviser; and Dan W. Melcher: Chief Financial Officer of the Adviser. The directors of the Adviser are E. Thomas Welch, Conley Brooks, Jr. (President and Director of Eastcliff Funds, Inc.) and Lyman E. Wakefield, Jr.

     Schwab, which has its chief executive office at 120 Kearny Street, San Francisco, California 94104, was incorporated in November 1986, and is a financial holding company engaged, through its subsidiaries, in securities brokerage and related financial services for 7.5 million active client accounts. Client assets in these accounts totaled approximately $861.6 billion at November 30, 2000. U.S. Trust is a bank holding company that provides a broad array of financial services through its subsidiaries, including investment management, private banking, special fiduciary services, corporate trust services and tax, estate and financial planning for affluent individuals, families and institutions, with its chief executive office at 114 West 47th Street, New York, New York 10036. U.S. Trust Connecticut provides investment management, financial planning, private banking and trust and estate custodial services for affluent individuals, endowment funds and other financial institutions. U.S. Trust Connecticut is also a co-advisor and administrator of a mutual fund family, the Excelsior Funds, Inc., which manages over $12 billion in assets.

     Discussion. The new investment advisory agreement for the Eastcliff Funds contains substantially the same terms and conditions, including compensation rate, as the existing investment advisory agreements for each of the Eastcliff Funds. (Since each of the existing investment advisory agreements has substantially identical terms, the new investment advisory agreement is, in effect, a combination of the existing agreement.) The existing investment advisory agreement for the Eastcliff Total Return Fund was entered into on June 30, 1995 and last submitted to a vote of the shareholders of the Eastcliff Total Return Fund on such date. Each of the other investment advisory agreements was entered into in connection with the organization of the applicable Fund and has not been submitted to a vote of the shareholders since that time. The dates of these investment advisory agreements are set forth below:

                    Fund                                           Date

Eastcliff Growth Fund                                        June 30, 1995
Eastcliff Regional Small Capitalization Value Fund           September 15, 1996
Eastcliff Contrarian Value Fund                              December 30, 1997
Eastcliff Emerging Growth Fund                               October 1, 1999

     Pursuant to each existing investment advisory agreement and the new investment advisory agreement, the Adviser provides investment advisory and administrative services to each of the Eastcliff Funds. Pursuant to the new investment advisory agreement, subject to certain conditions, the Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Eastcliff Funds under applicable law and are under common control by U.S. Trust. The specific investments for each Fund currently are made by the portfolio manager for that Fund pursuant to sub-advisory agreements. However, each existing investment advisory agreement and the new investment advisory agreement do not obligate the Adviser to retain portfolio managers. The current portfolio managers for the Funds are set forth below:

              Fund                                  Portfolio Manager

Eastcliff Total Return Fund                  Palm Beach Investment Advisers, LLC
Eastcliff Growth Fund                        Winslow Capital Management, Inc.
Eastcliff Regional Small Capitalization      Woodland Partners, LLC
  Value Fund
Eastcliff Contrarian Value Fund              Sasco Capital, Inc.
Eastcliff Emerging Growth Fund               KB Growth Advisors, LLC

The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for each Fund and evaluates each portfolio manager's performance. The Adviser also provides each Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

     As investment adviser for the Eastcliff Total Return Fund, the Adviser receives an annual investment advisory fee equal to 1.00% of its average daily net assets (0.75% with respect to average daily net assets in excess of $30 million). As investment adviser for each of the Eastcliff Growth Fund, Eastcliff Regional Small Capitalization Value Fund, Eastcliff Contrarian Value Fund and Eastcliff Emerging Growth Fund, the Adviser receives an annual investment advisory fee equal to 1.00% of such Fund's average daily net assets. The Adviser has voluntarily agreed to reimburse each of the Funds for expenses in excess of 1.3% of such Fund's average daily net assets. The Adviser (not the applicable Fund) pays each of the Fund's portfolio managers an annual sub-advisory fee. The amount of the sub-advisory fee for each of the portfolio managers (other than the portfolio manager for the Eastcliff Total Return Fund) is 0.60% of the applicable Fund's average daily net assets. As indicated earlier, the Adviser pays the portfolio manager for the Eastcliff Total Return Fund an annual sub-advisory fee equal to 0.40% of the average daily net assets of the Eastcliff Total Return Fund (0.30% with respect to average daily net assets in excess of $30 million).

     For the fiscal year ended June 30, 2000, each of the Funds paid the Adviser investment advisory fees as set forth below. In turn the Adviser paid sub-advisory fees to the portfolio managers as set forth below.

                                                          Sub-Advisory Fees Paid
            Fund                   Advisory Fees Paid     to Portfolio Managers

Eastcliff Total Return Fund             $246,156                  $ 99,162
Eastcliff Growth Fund                   $180,988                  $108,593
Eastcliff Regional Small
  Capitalization Value Fund             $454,869                  $272,921
Eastcliff Contrarian Value Fund         $ 88,879                  $ 53,327
Eastcliff Emerging Growth Fund          $ 64,153                  $ 38,492

     The new investment advisory agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by our Board of Directors and (ii) by the vote of a majority of the directors of Eastcliff Funds, Inc. who are not parties to the investment advisory agreement or interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. The new investment advisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of Eastcliff Funds, Inc. or by vote of a majority of a particular Fund's shareholders, on sixty days written notice to the Adviser and by the Adviser on the same notice to the Fund, and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940 transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

     The new investment advisory agreement provides that the Adviser will not be liable to any Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new investment advisory agreement also provides that the Adviser and its officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     The foregoing description of the new investment advisory agreement is qualified in its entirety by reference to Annex A.

     Section 15(f) of the Investment Company Act of 1940. Section 15(f) of the Investment Company Act of 1940 provides that an investment adviser to a registered investment company and the affiliates of such adviser (such as the shareholders of Resource Companies, Inc.), may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the Investment Company Act of 1940) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), the Adviser and U.S. Trust intend not to take or recommend any action that would cause more than 25% of our Board of Directors to be interested persons of the Adviser during the requisite period. Accordingly, E. Thomas Welch, Chief Operating Officer of the Adviser, has resigned as a director of Eastcliff Funds, Inc.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the Investment Company Act of 1940 to include any arrangement during the two-year period after any such transaction occurs whereby an investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     The Adviser and U.S. Trust intend not to take or recommend any action that would constitute an unfair burden on any Fund within the meaning of Section 15(f). In this regard, the Adviser intends to maintain the maximum 1.3% expense ratio disclosed in the current prospectus of each Fund for a period of two years from the date of the Merger, consistent with and subject to the existing conditions of any voluntary fee waivers.

     Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of a Fund is required for the approval of the new investment advisory agreement for that particular Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the new investment advisory agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new investment advisory agreement if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the new investment advisory agreement. If the shareholders of a Fund do not approve the new investment advisory agreement for that particular Fund, the existing investment advisory agreement for the Fund in question will terminate at the time of the Merger, and Eastcliff Funds, Inc. will consider such alternative actions as are in the best interest of the Fund in question.

     Recommendation. Our Board of Directors has unanimously approved the proposal approving the new investment advisory agreement. In doing so, it considered the following factors:

     o The new investment advisory agreement is substantially identical to each of the existing investment advisory agreements.

     o Representations from U.S. Trust and the Adviser that the Merger will not result in any immediate change in the structure or operations of any of the Eastcliff Funds and will not have any immediate material impact on any of the Eastcliff Funds.

     o The greater portfolio management resources of U.S. Trust which will be available to the Adviser.

     o Representations from the Adviser and U.S. Trust that they are committed to the continuance, without interruption, of the advisory services to each of the Eastcliff Funds of the type and quality provided by the Adviser prior to the Merger.

Accordingly, our Board of Directors recommends a vote "for" for each of Proposal No. 2(a), Proposal No. 2(b), Proposal No. 2(c), Proposal No. 2(d) and Proposal No. 2(e).

                                 PROPOSAL NO. 3

     Director Nominees. At the special meeting, we will elect four directors to hold office until their respective successors are chosen and qualified. Our Board of Directors has nominated four people for election. As proxies, E. Thomas Welch and John A. Clymer intend to vote for the election of all of the Board of Directors' nominees. They will also vote proxies for another person that the Board of Directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the special meeting.

     Each of the nominees is a member of the present Board of Directors except for Mr. Joseph H. Dugan. Each nominee has consented to being named as a nominee and to serve if elected.

     Certain important information regarding our directors who are nominees and Mr. Dugan (including their principal occupations for at least the last five years) is as follows:

CONLEY BROOKS, JR.*
------------------

1450 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(PRESIDENT AND A DIRECTOR OF EASTCLIFF FUNDS, INC.)

     Mr. Brooks, age 55, has been President of Brooks Associates, Inc., an asset and investment management firm, since 1982. He has been Chairman of the Board of Resource Companies, Inc. since 1992 and was elected CEO in 1998. Resource Companies, Inc. is a bank holding company which owns Resource Trust Company (where Mr. Brooks has also been CEO since 1998), the corporate parent of the Adviser. Mr. Brooks has been President and a director of Eastcliff Funds, Inc. since December, 1994.

--------
* Mr. Brooks is a director who is an "interested person" of Eastcliff Funds, Inc. as that term is defined in the Investment Company Act of 1940 by reason of his being an officer of Eastcliff Funds, Inc. and an affiliated person of the Adviser.

JOSEPH H. DUGAN
913 Franklin Lakes Road
Franklin Lakes, New Jersey  07417
(A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

     Mr. Dugan, age 74, is retired. He currently serves on the Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., and on the Board of Trustees of Excelsior Institutional Trust, all registered investment companies, co-managed and administered by U.S. Trust Connecticut.

ROLF ENGH

1101 S. 3rd St.
Minneapolis, Minnesota  55415
(A DIRECTOR OF EASTCLIFF FUNDS, INC.)

     Mr. Engh, age 47, has been General Counsel and Corporate Secretary of The Valspar Corporation, a paint manufacturing company, since 1993. Mr. Engh has been a director of Eastcliff Funds, Inc. since July, 1998.

A. SKIDMORE THORPE

1350 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(A DIRECTOR OF EASTCLIFF FUNDS, INC.)

     Mr. Thorpe, age 71, is a private investor; he has been Chairman of Andrus California Timberland Partnerships, a private investment firm, since 1988. Mr. Thorpe has been a director of Eastcliff Funds, Inc. since December, 1994.

     The executive officers of Eastcliff Funds, Inc. are Mr. Conley Brooks, Jr., 55, President; Mr. E. Thomas Welch, 62, Vice President; Mr. John A. Clymer, 52, Vice President, Secretary and Treasurer; Mr. A. Rodney Boren, 54, Vice President; and Ms. Joann Grandchamp, 47, Vice President and Assistant Secretary. All executive officers are elected by our Board of Directors and hold office until his or her successor has been duly elected or until his or her prior death, resignation or removal.

     Compensation. The table below sets forth the compensation paid by Eastcliff Funds, Inc. to each of the current directors during the fiscal year ended June 30, 2000:

                               COMPENSATION TABLE

                                        Pension or                     Total
                                       Retirement    Estimated     Compensation
                       Aggregate        Benefits       Annual     from Eastcliff
                      Compensation     Accrued As     Benefits     Funds, Inc.
     Name of         from Eastcliff   Part of Fund      Upon         Paid to
     Person            Funds, Inc.      Expenses     Retirement     Directors
     ------          --------------   ------------   ----------    -------------

Conley Brooks, Jr.       $    0            $0            $0           $    0
John J. Fauth*           $    0            $0            $0           $    0
A. Skidmore Thorpe       $  500            $0            $0           $  500
E. Thomas Welch*         $    0            $0            $0           $    0
Donald S. Wilson*        $    0            $0            $0           $    0
Rolf Engh                $3,000            $0            $0           $3,000

---------------------
* As indicated earlier, Mr. Welch has resigned as a director. Messrs. Fauth and Wilson have chosen not to stand for re-election.

     Board Meetings and Committees. Our Board of Directors has no audit, nominating, compensation or other similar committees. Our Board of Directors met two times during the fiscal year ended June 30, 2000. Each of the directors attended both meetings held by the Board of Directors, except Messrs. Thorpe and Welch who attended one meeting and Mr. Fauth who attended no meetings.

     Required Vote. Under Wisconsin law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of all Eastcliff Funds will be elected as directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

     Recommendation. Our Board of Directors recommends a vote "for" all the nominees.

                                 PROPOSAL NO. 4

     Discussion. Our Board of Directors (including a majority of the directors who are not "interested persons" of Eastcliff Funds, Inc.) has selected PricewaterhouseCoopers LLP, independent accountants, to continue to serve as independent auditors of the Eastcliff Funds for the fiscal year ending June 30, 2001. In such capacity PricewaterhouseCoopers LLP performs a variety of functions, including examining the financial statements of the Eastcliff Funds and issuing a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings. PricewaterhouseCoopers LLP has advised our Board of Directors that they have no direct financial interest or material indirect financial interest in the Eastcliff Funds.

     A representative of PricewaterhouseCoopers LLP is not expected to be present at the meeting.

     Required Vote. The favorable vote of the holders of a majority of the shares of the Eastcliff Funds voting on Proposal No. 4, assuming a quorum is present, is required to ratify the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the Eastcliff Funds. Abstentions and broker non-votes will not be counted for or against ratification but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding voting shares are present or represented at the special meeting. The failure to vote (including the failure to vote by broker non-vote or abstention), assuming more than 50% of the outstanding shares of the Eastcliff Funds are present, will have no effect on the ratification of the selection of PricewaterhouseCoopers LLC.

     Recommendation. Our Board of Directors recommends a vote "for" ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Eastcliff Funds.

                                  ADMINISTRATOR

     The administrator for the Eastcliff Funds is Fiduciary Management, Inc. Its principal office is located at 225 East Mason Street, Milwaukee, Wisconsin 53202.

                        RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not insure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

     The Board of Directors knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                                  SOLICITATION

     The Adviser will bear the cost of soliciting proxies. It expects to solicit proxies mainly by mail. Some of its employees may also solicit proxies personally and by telephone. The Adviser may in its discretion elect to use the services of an outside proxy solicitor, and, in such event, the Adviser will pay the cost of using the services of such outside proxy solicitor. Also, the Adviser will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund.

     If you would like to receive a copy of our latest annual report and semi-annual report succeeding the annual report, please write to Eastcliff Funds, Inc. at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota, 55402, Attention: Corporate Secretary, or by calling 1-800-595-5519. We will furnish these copies free of charge.

                                              EASTCLIFF FUNDS, INC.


                                              John A. Clymer
                                              Secretary

Minneapolis, Minnesota
__________ ____, 2001

                                     Annex A

                          INVESTMENT ADVISORY AGREEMENT


     THIS INVESTMENT ADVISORY AGREEMENT ( this "Agreement"), made this ___ day of ______________, 2001, between EASTCLIFF FUNDS, INC., a Wisconsin corporation (the "Company"), and RESOURCE CAPITAL ADVISERS, INC., a Minnesota corporation (the "Adviser").

                              W I T N E S S E T H :

     WHEREAS, the Company is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting of multiple series; and

     WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for each series that approves the adoption of this Agreement (each an "Approving Fund", and, collectively, the "Approving Funds"). The Approving Funds are set forth on Schedule A.

     NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

     1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of each of the Approving Funds and to administer each of their business and administrative operations, subject to the direction of the Board of Directors of the Company (the "Board of Directors") and the officers of the Company, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

     The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable law and that are under the common control of U.S. Trust Corporation; provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate's employees does not result in a change of actual control or management of the Adviser under the Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors.

     2. Authority of the Adviser. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or any of the Approving Funds in any way or otherwise be deemed an agent of the Company or any of the Approving Funds. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the affairs of each of the Approving Funds.

     3. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

          (A) Management and Administrative Services.

               (1) The Adviser shall furnish to the Company adequate office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research, asset allocation, portfolio manager selection and evaluation activities and otherwise managing and administering the business and operations of each Approving Fund.

               (2) The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 3(A)(1) and shall bear the expense of providing such services, except as provided in Section 4 of this Agreement. The Adviser shall also compensate all officers and employees of the Company who are officers or employees of the Adviser or its affiliated companies.

          (B) Investment Management Services.

               (1) The Adviser shall, subject to and in accordance with the investment objective and policies of each Approving Fund and any directions which the Board of Directors may issue to the Adviser, have overall responsibility for the general management and investment of the assets and securities portfolios of each Approving Fund.

               (2) The Adviser may delegate its investment responsibilities under sub-paragraph 3(B)(1) with respect to any Approving Fund or segments thereof to one or more persons or companies ("Portfolio Manager[s]") pursuant to an agreement between the Adviser, the Company and any such Portfolio Manager ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the applicable Portfolio Manager, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion for the Approving Fund in question, shall make all determinations with respect to the investment of such Approving Fund's assets assigned to it and the purchase and sale of portfolio securities with those assets, and shall take such steps as may be necessary to implement its investment decisions. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief. The Adviser shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for any Approving Fund's portfolio.

               (3) The Adviser shall develop overall investment programs and strategies for each of the Approving Funds, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Directors concerning the implementation of the programs.

               (4) The Adviser shall research and evaluate each potential Portfolio Manager and shall advise the Board of Directors of the potential Portfolio Managers that the Adviser believes are best-suited to invest the assets of each Approving Fund; shall monitor and evaluate the investment performance of each Portfolio Manager; shall determine the portion of the each Approving Fund's assets to be managed by a Portfolio Manager; shall recommend changes or additions of Portfolio Managers when appropriate; and shall coordinate the investment activities of all of the Portfolio Managers.

               (5) The Adviser shall be solely responsible for paying the fees of any Portfolio Manager.

               (6) The Adviser shall render to the Board of Directors such periodic reports concerning the business and investments of each of the Approving Funds as the Board of Directors shall reasonably request.

          (C) Information for Preparation of Filings.

          The Adviser will make available and provide financial, accounting and statistical information required by each Approving Fund for the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as any Approving Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of such Approving Fund's shares.

          (D) Provision of Personnel.

          The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

     4. Expenses. The Adviser shall not be required to pay any expenses of any of the Approving Funds except as provided herein; provided, however, that if the aggregate annual operating expenses, including the Adviser's fee and the fees paid to any such Approving Fund's Administrator but excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items, in any year exceed that percentage of the average net assets of such Approving Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which such Approving Fund's shares are qualified for sale or, if the states in which such Approving Fund's shares are qualified for sale impose no such restrictions, 2%, then the Adviser's fee shall be reduced as hereinafter provided. The expenses of each Approving Fund's operations borne by such Approving Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of such Approving Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

     The Company shall monitor the expense ratio of each Approving Fund on a monthly basis. If the accrued amount of the expenses of any Approving Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

     5. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of each Approving Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of such Approving Fund, as determined by valuations made as of the close of each business day of the month. The advisory fee for each Approving Fund shall be as set forth on Schedule A. For any month in which this Agreement is not in effect for the entire month with respect to an Approving Fund, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of such Approving Fund on the business days during which it is so in effect.

     6. Ownership of Shares of the Approving Funds. The Adviser shall not take an ownership position in any of the Approving Funds, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of any of the Approving Funds, except for the purchase of shares of any such Approving Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of any such Approving Fund.

     7. Exclusivity. The services of the Adviser to the Approving Funds hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Company to use the name "Eastcliff", if it so desires, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name. During the period that this Agreement is in effect, and except as herein provided, the Adviser shall be the sole investment adviser of each Approving Fund.

     8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any of the Approving Funds or to any shareholder of any of the Approving Funds for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

     9. Brokerage Commissions. The Adviser, subject to the control and direction of the Board of Directors, and any applicable Portfolio Manager(s), subject to the control and direction of the Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Approving Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the applicable Portfolio Manager(s) may cause the Approving Fund in question to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Portfolio Manager(s) a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the Board of Directors may reasonably request with respect to each Approving Fund's total brokerage and the manner in which that brokerage was allocated.

     10. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine the reports required to be made by the Adviser pursuant to Rule 17j-1(d)(1).

     11. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of each Approving Fund, as defined in the Act.

     12. Termination. This Agreement may be terminated with respect to any Approving Fund at any time, without the payment of any penalty, by the Board of Directors or by a vote of the "majority" of the outstanding voting securities of such Approving Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser with respect to all of the Approving Funds or any one or more of the Approving Funds at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ______________ ___, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by (i) the Board of Directors or by the vote of the "majority" of the outstanding voting securities of the Company, as defined in the Act, and (ii) the Board of Directors in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                          RESOURCE CAPITAL ADVISERS, INC.
                                          (the "Adviser")


                                          By:
                                             ---------------------------------
                                              John A. Clymer, President


                                          EASTCLIFF FUNDS, INC.
                                          (the "Company")


                                          By:
                                             ---------------------------------
                                              Conley Brooks, Jr., President

                                   SCHEDULE A



                                                Compensation (as a % of
Name of the Fund                               average daily net assets)
----------------                               -------------------------

Eastcliff Total Return Fund                 1.00% of the first $30,000,000
                                            of average daily net assets and
                                            0.75% of average daily net
                                            assets in excess of $30,000,000

Eastcliff Growth Fund                                    1.00%

Eastcliff Regional Small
  Capitalization Value Fund                              1.00%

Eastcliff Contrarian Value Fund                          1.00%

Eastcliff Emerging Growth Fund                           1.00%

                                                                      Draft Copy
                                                                February 6, 2001

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                           Eastcliff Total Return Fund


     The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Thursday, March 15, 2001 at 10:00 a.m. (Central Standard Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Total Return Fund which the undersigned is entitled to vote as follows:

     1.     To approve the new sub-advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain


     2(a).  To approve the new investment advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain



     3.     To elect four directors to the Board of Directors.

     For all nominees listed below (except as marked to the contrary)    [_]

     Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

            Conley Brooks, Jr.                  Rolf Engh

            Joseph H. Dugan                     A. Skidmore Thorpe


     4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors.

            [_]   For              [_]   Against           [_]   Abstain

     5. In their discretion upon such other business as may properly come before the meeting.


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2001


                                        Signed__________________________________

                                        Signed__________________________________


This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

[_]    Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                              Eastcliff Growth Fund


     The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Thursday, March 15, 2001 at 10:00 a.m. (Central Standard Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Growth Fund which the undersigned is entitled to vote as follows:

     1.     To approve the new sub-advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain


                  2(b).    To approve the new investment advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain



     3.     To elect four directors to the Board of Directors.

     For all nominees listed below (except as marked to the contrary)    [_]

     Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

            Conley Brooks, Jr.                  Rolf Engh

            Joseph H. Dugan                     A. Skidmore Thorpe


     4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors.

            [_]   For              [_]   Against           [_]   Abstain

     5. In their discretion upon such other business as may properly come before the meeting.


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2001


                                        Signed__________________________________

                                        Signed__________________________________

This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

[_]    Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


               Eastcliff Regional Small Capitalization Value Fund


     The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Thursday, March 15, 2001 at 10:00 a.m. (Central Standard Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Regional Small Capitalization Value Fund which the undersigned is entitled to vote as follows:

     1.     To approve the new sub-advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain


     2(c).  To approve the new investment advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain



     3.     To elect four directors to the Board of Directors.

     For all nominees listed below (except as marked to the contrary)    [_]

     Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

            Conley Brooks, Jr.                  Rolf Engh

            Joseph H. Dugan                     A. Skidmore Thorpe


     4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors.

            [_]   For              [_]   Against           [_]   Abstain

     5. In their discretion upon such other business as may properly come before the meeting.


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2001


                                        Signed__________________________________

                                        Signed__________________________________

This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

[_]    Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                         Eastcliff Contrarian Value Fund


     The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Thursday, March 15, 2001 at 10:00 a.m. (Central Standard Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Contrarian Value Fund which the undersigned is entitled to vote as follows:

     1.     To approve the new sub-advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain


     2(d).  To approve the new investment advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain



     3.     To elect four directors to the Board of Directors.

     For all nominees listed below (except as marked to the contrary)    [_]

     Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

            Conley Brooks, Jr.                  Rolf Engh

            Joseph H. Dugan                     A. Skidmore Thorpe


     4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors.

            [_]   For              [_]   Against           [_]   Abstain

     5. In their discretion upon such other business as may properly come before the meeting.


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2001


                                        Signed__________________________________

                                        Signed__________________________________

This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

[_]    Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                         Eastcliff Emerging Growth Fund


     The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 Peavey Building, 730 Second Avenue, Minneapolis, Minnesota 55402, on Thursday, March 15, 2001 at 10:00 a.m. (Central Standard Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Emerging Growth Fund which the undersigned is entitled to vote as follows:

     1.     To approve the new sub-advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain


     2(e).  To approve the new investment advisory agreement.

            [_]   For              [_]   Against           [_]   Abstain



     3.     To elect four directors to the Board of Directors.

     For all nominees listed below (except as marked to the contrary)    [_]

     Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

            Conley Brooks, Jr.                  Rolf Engh

            Joseph H. Dugan                     A. Skidmore Thorpe


     4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors.

            [_]   For              [_]   Against           [_]   Abstain

     5. In their discretion upon such other business as may properly come before the meeting.


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2001


                                        Signed__________________________________

                                        Signed__________________________________

This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

[_]    Please check here if you will be attending the meeting.




                                       2